Exhibit 10.16


Mirador [LOGO] Consulting


                              CONSULTING AGREEMENT

            THIS AGREEMENT (the "Agreement"), is made and entered into as of this ____ day of March, 2006, by and between Mirador Consulting, Inc., a Florida corporation, with offices at 5499 N. Federal Hwy, Suite D, Boca Raton, Florida 33487 ("Mirador" or the "Consultant"), and FIIC Holdings, Inc., a Delaware corporation, with offices at 1585 Bethel Road, Columbus, OH 43220 (the "Company") (together the "Parties").

WHEREAS, Consultant is in the business of providing services for management consulting, business advisory, shareholder information and public relations;

WHEREAS, the Company deems it to be in its best interest to retain Consultant to render to the Company such services as may be needed; and

WHEREAS, the Parties desire to set forth the terms and conditions under which Consultant shall provide services to the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other valid consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

Term of Agreement

The Agreement shall remain in effect from the date hereof through the expiration of a period of one year from the date hereof (the "Term"), and thereafter may be renewed upon the mutual written consent of the Parties.

Nature of Services to be rendered.

During the Term and any renewal thereof, Consultant shall: (a) provide the Company with corporate consulting services on a best efforts basis in connection with mergers and acquisitions, corporate finance, corporate finance relations, introductions to other financial relations companies and other financial services; (b) use its best efforts to locate and identify to the Company private and/or public companies for potential merger with or acquisition by the Company;
(c) contact the Company's existing stockholders, responding in a professional manner to their questions and following up as appropriate; and (d) use its best efforts to introduce the Company to various securities dealers, investment advisors, analysts, funding sources and other members of the financial community with whom it has established relationships, and generally assist the Company in its efforts to enhance its visibility in the financial community (collectively, the "Services"). It is acknowledged and agreed by the Company that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or brokerage/dealer within the meaning of the applicable state and federal securities laws. The Services of Consultant shall not be exclusive nor shall


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Mirador [LOGO] Consulting


Consultant be required to render any specific number of hours or assign specific personnel to the Company or its projects.

Disclosure of Information

Consultant agrees as follows:

The Consultant shall NOT disclose to any third party any material non-public information or data received from the Company without the written consent and approval of the Company other than: (i) to its agents or representatives that have a need to know in connection with the Services hereunder; provided such agents and representatives have a similar obligation to maintain the confidentiality of such information; (ii) as may be required by applicable law; provided, Consultant shall provide prompt prior written notice thereof to the Company to enable the Company to seek a protective order or otherwise prevent such disclosure; and (iii) such information as becomes publicly known through no action of the Consultant, or its agents or representatives.

Following receipt of written notice from the Company of a filing in connection with a proposed public offering of the securities of the Company, and until the Company informs the Consultant that such offering has been completed or has terminated, the Consultant shall not engage in any public relations efforts on behalf of the Company without approval of counsel for the Company and counsel for the underwriter(s), if any.

Compensation.

The following represents the compensation to be received by the Consultant in connection with rendering the Services hereunder:

Upon execution of the Agreement, the Consultant shall purchase and the Company will issue to the Consultant 250,000 shares of the Company's restricted common stock (OTCBB: FIIH) for a total purchase price of two hundred fifty dollars ($250.00) (the "Restricted Stock") as per the Investment Representation Letter (incorporated by reference into the Agreement and attached as Addendum B).

During the Term of this Agreement, the Company will pay to the Consultant the sum of $3,500.00 dollars per month.

Representations and Warranties of the Consultant.

In order to induce the Company to enter into this Agreement, the Consultant hereby makes the following unconditional representations and warranties:

In connection with its execution of and performance under this Agreement, the Consultant has not taken and will not take any action that will cause it to become required to make any filings with or to register in any capacity with the Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc. (the "NASD"), the securities commissioner or department of any state, or any other regulatory or governmental body or agency.


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Neither the Consultant nor any of its principals is subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the Consultant's execution of this Agreement or the performance of its obligation hereunder.

The Consultant's purchase of shares pursuant to this Agreement is an investment made for its own account. The Consultant is permitted to provide consulting services to any corporation or entity engaged in a business identical or similar to the Company's.

Duties of the Company.

The Company will supply Consultant, on a regular basis and timely basis, with all approved data and information about the Company, its management, its products, and its operations as reasonably requested by Consultant and which the Company can obtain with reasonable effort; and Company shall be responsible for advising Consultant of any facts which would affect the accuracy of any prior data and information previously supplied to Consultant so that the Consultant may take corrective action.

The Company's counsel must, within five (5) business days of receiving written notice from the Consultant, provide an opinion letter to the Consultant and the Transfer Agent for the Company's Restricted Stock addressing the permissible resale of the Restricted Stock and the M&A Restricted Stock (pursuant to Rule 144 of the Securities Act of 1933, as amended (the "1933 Act") transferred to the Consultant under this Agreement.

Representations and Warranties of the Company.

In order to induce the Consultant to enter into this Agreement, the Company hereby makes the following unconditional representations and warranties:

The Company is not subject to any restriction imposed by the SEC or by operation of the 1933 Act, the Exchange Act of 1934, as amended (the "1934 Act") or any of the rules and regulations promulgated under the 1933 Act or the 1934 Act which prohibit its execution of this Agreement or the performance of its obligations to the Consultant set forth herein. The Company has not been sanctioned by the SEC, the NASD or any state securities commissioner or department in connection with any issuance of its securities. All payments required to be made on time and in accordance with the payment terms and conditions set forth herein.

The Company acknowledges that the Consultant does not guarantee its ability to cause the consumption of any contract or merger or acquisition with any corporate candidate.

Compliance with Securities Laws

The Parties acknowledge and agree that the Company is subject to the requirements of the 1934 Act, and that the 1933 Act, the 1934 Act, the rules and regulations promulgated thereunder and the various state securities laws (collectively, "Securities Laws") impose significant burdens and limitations on the dissemination of certain information about the Company by the Company and by persons acting for or on behalf of the Company. Each of the Parties agrees to comply with all applicable Securities Laws in carrying out its obligations under the Agreement; and without


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limiting the generality of the foregoing, the Company hereby agrees (i) all information about the Company provided to the Consultant by the Company, which the Company expressly agrees may be disseminated to the public by the Consultant in providing any public relations or other services pursuant to the Agreement, shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, (ii) the Company shall promptly notify the Consultant if it becomes aware that it has publicly made any untrue statement of a material fact regarding the Company or has omitted to state any material fact necessary to make the public statements made by the Company, in light of the circumstances in which they were made, not misleading, and (iii) the Company shall promptly notify the Consultant of any "quiet period" or "blackout period" or other similar period during which public statements by or on behalf of the Company are restricted by any Securities Law. Each Party (an "indemnifying party") hereby agrees, to the full extent permitted by applicable law, to indemnify and hold harmless the other Party (the "indemnified party") for any damages caused to the indemnified party by the indemnifying party's breach or violation of any Securities Law, except to the extent that the indemnifying party's breach or violation of a Securities Law is caused by the indemnified party's breach or violation of the Agreement, or any Securities Law.

Issuance of Restricted Stock to Consultant

The Restricted Stock shall be issued as fully-paid and non-assessable securities. The Company shall take all corporate action necessary for the issuance Restricted Stock, to be legally valid and irrevocable, including obtaining the prior approval of its Board of Directors.

Expense Reimbursement.

Consultant shall be entitled to receive cash reimbursement, and the Company shall provide cash reimbursement, of all reasonable and necessary cash expenses paid by the Consultant on behalf of the Company in performance of its own duties hereunder. Such expenses shall include, without limitation, reasonable expenses for communications, deliveries and travel. In no event, however, will the Consultant incur on behalf of the Company any expense without the prior written consent of the Company.

Registration Obligations.

At any time following the signing of the Agreement if the Company files a registration statement with the SEC registering an amount of securities equal to at least $500,000 ("Registration Statement"), the Company must provide a ten
(10) day prior written notice of the Registration Statement to the Consultant and any subsequent holder of the Restricted Stock and at the written request and direction of the Consultant and/or subsequent holders must provide piggy back registration rights and include the consultant and/or subsequent holders shares in the Registration Statement.

Indemnification of Consultant by the Company.

The Company acknowledges that the Consultant relies on information provided by the Company in connection with the provisions of Services hereunder and represents that said information does not contain any untrue statement of a material fact or omit to state any material fact necessary to


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Mirador [LOGO] Consulting


make the statements made, in light of the circumstances in which they were made, not misleading, and agrees to hold harmless and indemnify the Consultant for claims against the Consultant as a result of any breach of such representation and for any claims relating to the purchase and/or sale of the Company's securities occurring out of or in connection with the

Consultant's relationship with the Company including, without limitation, reasonable attorney's fees and other costs arising out of any such claims; provided, however, that the Company will not be liable in any such case for losses, claims, damages, liabilities or expenses that arise from the gross negligence or willful misconduct of Consultant.

Indemnification of the Company by the Consultant.

The Consultant shall identify and hold harmless the Company and its principals from and against any and all liabilities and damages arising out of any the Consultant's gross negligence or intentional breach of its representations, warranties or agreements made hereunder.

Applicable Law.

It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Florida and that in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of Florida shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

Disputes.

Any conflicts, disputes and disagreements arising out of or in connection with the Agreement, shall be subject to arbitration through the jurisdiction of the AAA in Palm Beach County, Florida. However, if Consultant needs to enforce any registration rights or shareholder rights, Consultant reserves the right to file an injunctive action in a court in Palm Beach County, Florida. In signing this Agreement, the Company waives their right to challenge jurisdiction on this issue.

Entire Understanding/Incorporation of other Documents.

The Agreement contains the entire understanding of the Parties with regard to the subject matter hereof, superseding any and all prior agreements or understandings whether oral or written, and no further or additional agreements, promises, representations or covenants may be inferred or construed to exist between the Parties.

No Assignment or Delegation Without Prior Approval.

No portion of the Agreement or any of its provisions may be assigned, nor obligations delegated, to any other person or party without the prior written consent of the Parties except by operation of law or as otherwise set forth herein.


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Survival of Agreement.

The Agreement and all of its terms shall inure to the benefit of any permitted assignees of or lawful successors to either Party.

Independent Contractor.

Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement.

No Amendment Except in Writing.

Neither the Agreement nor any of its provisions may be altered or amended except in a dated writing signed by the Parties.

Waiver of Breach.

No waiver of any breach of any provision hereof shall be deemed to constitute a continuing waiver or a waiver of any other portion of the Agreement.

Severability of the Agreement.

Except as otherwise provided herein, if any provision hereof is deemed by arbitration or a court of competent jurisdiction to be legally unenforceable or void, such provision shall be stricken from the Agreement and the remainder hereof shall remain in full force and effect.

Termination of the Agreement.

The Company may terminate the Agreement, with or without cause, by providing a thirty (30) day written notification to the Consultant. The Agreement will terminate thirty (30) days following the date of receipt of the written notification by the non-terminating party ("Date of Termination"). In the event of termination of the Agreement by the Company, the Consultant shall be entitled to keep any and all fees, Company stock or other compensation it received from the Company under the Agreement prior to the Date of Termination.

Counterparts and Facsimile Signature.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


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No Construction Against Drafter.

The Agreement shall be construed without regard to any presumption or other requiring construction against the Party causing the drafting hereof.


      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

          FIIC Holdings, Inc.                       Mirador Consulting, Inc.

      By: /s/ James W. France                   By: /s/ Brian S. John
          --------------------                      --------------------
          James W. France, CEO                      Brian S. John, President


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                          Consulting Agreement for FIIH
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                        INVESTMENT REPRESENTATION LETTER
                                  (ADDENDUM B)

The undersigned subscriber, Mirador Consulting, Inc., (the "Subscriber") is acquiring 250,000 shares of the common stock (the "Shares") of FIIC Holdings, Inc. OTCBB: FIIH (the "Company") for Two Hundred Fifty Dollars ($250.00) In connection with the Consulting Agreement dated March __, 2006 between the Subscriber and the Company. In order to induce the Company to issue the shares to the Subscriber, the Subscriber hereby makes the following representations, gives the following warranties, and acknowledges the following information:

1. The Subscriber represents that it has full power and authority to execute this statement and make the representations contained herein. The Subscriber understands that the Company is relying on this statement in issuing it the Shares.

2. The shares are being purchased solely for investment purposes, for the Subscriber's own account, and not with a view to, or for sale in conjunction with, any distribution of the shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Subscriber further represents that it does not have any contract, undertaking or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

3. The Subscriber acknowledges that the Shares have not been registered under the Securities Act and are to be issued to the Subscriber in reliance upon one or more exemptions from registration contained in the Securities Act and applicable state securities laws. The Subscriber has no right to demand the registration of the Shares to permit them to be resold, and no representations about subsequent registrations have been made by the Company. The Subscriber acknowledges that the Shares cannot be transferred except pursuant to a registration under the Securities Act or pursuant to an exemption from the Securities Act deemed to be lawfully available. In this connection, the Subscriber represents that it is familiar with SEC Rule 144 as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act.

4. The Subscriber acknowledges that the exemption provided by Rule 144 under the Securities Act provide for limited sale of unregistered shares but may not be available to the Subscriber at the time he or she may desire to sell the shares. No representations have been made to the Subscriber that any part of the shares will be saleable Pursuant to Rule 144 at any particular time.

5. The Subscriber has had an opportunity to ask questions of and receive answers from the Company regarding the Company, its business and prospects and the terms and conditions of the sale of the Shares. It believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Shares.

6. The Shares represent a speculative investment involving a high degree of risk loss of the purchase price. The Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision. The Subscriber is able to bear the economic risk of the investment in the Share, to hold the Shares an indefinite period of time, and to afford a complete loss of the purchase price.


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                      FIIH Investment Representation Letter

7. The Shares will be represented by a certificate bearing a prominent legend setting forth the restricted nature of the Shares as deemed appropriate by the Company's counsel.

8. The Subscriber will not sell, transfer, pledge or otherwise dispose of or encumber any of the Shares it receives unless and until (i) such shares are subsequently registered under the Securities Act and each applicable state securities law; or (ii) (1) an exemption from such registration is available thereunder, and (2) the undersigned has notified the Company of the proposed transfer and have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such transfer will not require registration of such shares under the Act. The undersigned understands that the Company is not obligated, and does not intend, to register any such shares under the Act or any state securities laws.


ACCEPTED BY

    Mirador Consulting, Inc.                    FIIC Holdings, Inc.

By: /s/ Brian S. John          4/6/06       By: /s/ James W. France   4/6/06
    ----------------------------------          -----------------------------
    Brian S. John, President    DATE            James W. France, CEO   DATE


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                      FIIH Investment Representation Letter

Mirador [LOGO] Consulting


                        ADDENDUM TO CONSULTING AGREEMENT

This Addendum ("Addendum") to the Consulting Agreement dated March 19, 2006 (the "Agreement") between Mirador Consulting, Inc. ("Mirador") and FIIC Holdings, Inc. ("FIIH") is made this 27th day of October 2006 by and between Mirador and FIIH.

                                   Recitals:

WHEREAS, pursuant to the Agreement, Mirador has previously agreed to provide consulting services to FIIH;

WHEREAS, at the time the Agreement was entered into, Mirador and FIIH shared certain assumptions regarding the Term of Agreement ("Term") necessary to accomplish the goals of the
Agreement;

WHEREAS, the parties desire to amend and supplement the Agreement to set forth certain binding commitments relating to the forgoing premises;

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements set forth in this Addendum, Mirador and FIIH hereby agree as follows:

1) The agreement shall remain in effect from the date hereof through March 19, 2006 (the "Term"), and thereafter may be renewed upon the mutual consent of the parties.

2) The Consultant shall purchase and the Company shall deliver to the Consultant shares of the Company's restricted common stock (OTCBB: FIIH) as follows;

3) Upon execution of the Addendum, the Consultant shall purchase and the Company will issue to the Consultant 150,000 shares of the Company's restricted common stock (OTCBB: FIIH) for a total purchase price of one hundred fifty dollars ($150.00) (the "Restricted Stock") as per the Investment Representation Letter (incorporated by reference into the Agreement and attached as Addendum B); The shares are to be issued pursuant to the original consulting agreement.

4) Upon issuance of 150,000 FIIH shares to Mirador, FIIH's obligations to Mirador under the Compensation paragraph of the original Agreement shall be considered settled in full.

5) Except as specifically amended by this Addendum, the Agreement shall remain in full force and effect.

6) This Addendum may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


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      Addendum To Consulting Agreement for FIIC Holdings, Inc. October 2006

Mirador [LOGO] Consulting


IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

FIIC Holdings, Inc. Mirador Consulting, Inc.


By:_______________________          By:____________________________
   James W. France, CEO Brian          S. John, President


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      Addendum To Consulting Agreement for FIIC Holdings, Inc. October 2006